UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2006

Commission File Number: 0-17821

ALLION HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	11-2962027
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, NY 11747

(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 547-6520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Registrant hereby amends its Current Report on Form 8-K dated January 18, 2006, filed with the Securities and Exchange Commission on January 23, 2006, to amend Item 9.01 to include the attached Exhibit 17.3 - Letter from James B. Hoover to the Registrant, dated January 25, 2006.

INFORMATION TO BE INCLUDED IN REPORT

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

17.3	Letter from James B. Hoover to Michael P. Moran dated as of January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 25, 2006

Allion Healthcare, Inc.

By:	/s/ James G. Spencer
James G. Spencer Chief Financial Officer, Secretary and Treasurer